                                                               Exhibit 23.2


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 23, 2001 in Amendment No. 1 to the Registration Statement (Form S-3 No. 333-64662) and related Prospectus of United Rentals, Inc. for the registration of up to 10,350,000 shares of its common stock, filed with the Securities and Exchange Commission.


                                              /s/ Ernst & Young LLP

MetroPark, New Jersey

September 6, 2001